UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

TERRAN ORBITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40170	98-1572314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Broken Sound Parkway NW, Suite 200
Boca Raton, Florida 33487
(Address of Principal Executive Offices)
(561) 988-1704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LLAP	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	LLAP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2024, Terran Orbital Corporation, a Delaware corporation (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, an aggregate of at least 127,426,764 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), which represents a quorum of the outstanding Common Stock entitled to vote as of the record date of April 1, 2024, were represented in person or by proxy.

At the Annual Meeting, stockholders considered and approved the two proposals that management presented, each of which is described in more detail in the Company's definitive proxy statement filed on April 10, 2024.

The results detailed below for the proposals presented at the Annual Meeting represent the final voting results as certified by the Inspector of Election.

Director Election Proposal

The stockholders approved a proposal to elect James LaChance, Daniel Staton and Stratton Sclavos to serve as Class II directors until the 2027 Annual Meeting (the “Director Election Proposal”). The following is a tabulation of the stockholder votes with respect to the Director Election Proposal:

Director	For	Against	Withhold	Broker Non-Vote
James LaChance	77,285,491	0	6,123,640	44,017,633
Daniel Staton	77,872,722	0	5,536,409	44,017,633
Stratton Sclavos	76,329,549	0	7,079,582	44,017,633

Auditor Ratification Proposal

The stockholders approved a proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”). The following is a tabulation of the stockholder votes with respect to the Auditor Ratification Proposal:

For	Against	Withhold	Broker Non-Vote
126,205,634	909,231	311,899	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAN ORBITAL CORPORATION

Date:	May 29, 2024	By:	/s/ James S. Black
James S. Black Senior Vice President, General Counsel and Secretary